                                                                    Exhibit 99.2
--------------------------------------------------------------------------------

                           [FELCOR LODGING TRUST LOGO]

                        FELCOR LODGING TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                  THREE MONTHS AND YEAR ENDED DECEMBER 31, 2003


                        Date of Issuance February 4, 2004


           All dollar amounts shown in this report are in U.S. dollars unless otherwise noted. This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor.
  Any offers to sell or solicitations to buy any securities of FelCor shall be made by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
CORPORATE DATA
   About the Company                                                    3
   Board of Directors and Executive Officers                            4
   Equity Research Coverage                                             5

FINANCIAL HIGHLIGHTS
   Supplemental Financial Data                                          6
   Consolidated Statements of Operations                                7
   Discontinued Operations                                              8
   Reconciliation of Net Loss to FFO                                    9
   Reconciliation of Net Loss to EBITDA                                10
   Selected Operating Data                                             11
   Hotel Operating Expense Composition                                 11
   Debt Summary                                                        13

PORTFOLIO DATA
   Portfolio Distribution                                              15
   Detailed Operating Statistics by Brand                              16
   Detailed Operating Statistics for FelCor's Top Markets              17
   Other Performance Statistics                                        18
   Hotel Portfolio Information                                         19
   Hotel Portfolio Listing                                             22

With the exception of historical information, the matters discussed in this supplement include "forward looking statements" within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the timing and magnitude of the currently expected recovery in the economy, the realization of anticipated job growth, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                 CORPORATE DATA

                                ABOUT THE COMPANY

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At February 4, 2004, FelCor was the nation's second largest lodging REIT and the owner of the largest number of full service, all-suite hotels in the U.S. FelCor's portfolio is comprised of 161 consolidated hotels, including 159 hotels in continuing operations and two hotels that are "held for sale" are included in discontinued operations. For the 159 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor's consolidated statements of operations because of our ownership of the operating lessees of these hotels. FelCor also owns 50 percent joint venture interests in the operating lessees of four hotels whose operations are accounted for using the equity method. FelCor owns 71 full service, all-suite hotels, and is the largest owner of Embassy Suites Hotels(R) and independently owned Doubletree Guest Suites(R) hotels. FelCor's portfolio also includes 75 hotels in the upscale and full service segments. The Company's hotels are located in 33 states and Canada. FelCor had a market capitalization of approximately $3.0 billion at December 31, 2003.

                                    STRATEGY

FelCor's hotels are managed by strategic brand managers such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full-service hotels, and strategic brand manager alliances.

                             STOCK AND DEBT RATINGS

                              SENIOR UNSECURED DEBT              PREFERRED STOCK
                              ---------------------              ---------------
Moody's                                B1                               B3
Standard & Poors                       B-                               CCC

                             STOCK EXCHANGE LISTING
                            Common Stock (NYSE: FCH)
      $1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
        9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)

                                 FISCAL YEAR END
                                   December 31

                               NUMBER OF EMPLOYEES
                                       66

                             CORPORATE HEADQUARTERS
                     545 E. John Carpenter Frwy., Suite 1300
                                Irving, TX 75062
                                 (972) 444-4900

  INVESTOR RELATIONS CONTACT                              MEDIA CONTACT
      Stephen A. Schafer                              Monica L. Hildebrand
Director of Investor Relations                  Vice President of Communications
       (972) 444-4912                                    (972) 444-4917
     sschafer@felcor.com                             mhildebrand@felcor.com

                               INFORMATION REQUEST
                             information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

                    Donald J. McNamara, Chairman of the Board
                         Principal, The Hampstead Group

                             Thomas J. Corcoran, Jr.
    President and Chief Executive Officer, FelCor Lodging Trust Incorporated

                             Melinda J. Bush, C.H.A.
             Chairman and Chief Executive Officer, HRW Holdings, LLC

                               Richard S. Ellwood
                      President, R.S. Ellwood and Co., Inc.

                               Richard O. Jacobson
             Chairman of the Board, Jacobson Warehouse Company, Inc.

                            Charles A. Ledsinger, Jr.
       President and Chief Executive Officer, Choice Hotels International

                               Robert H. Lutz, Jr.
                         President, RL Investments, Inc.

                               Robert A. Mathewson
                              President, RGC, Inc.

                                Richard C. North
             Chief Executive Officer, InterContinental Hotels Group

                                 Michael D. Rose
                     Chairman, Gaylord Entertainment Company

                               EXECUTIVE OFFICERS

         Thomas J. Corcoran, Jr., President and Chief Executive Officer

   Michael A. DeNicola, Executive Vice President and Chief Investment Officer

    Richard J. O'Brien, Executive Vice President and Chief Financial Officer

  Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

        Jack Eslick, Senior Vice President, Director of Asset Management

                    Lester C. Johnson, Senior Vice President,
                   Controller and Principal Accounting Officer

  June C. McCutchen, Senior Vice President, Director of Design and Construction

           Larry J. Mundy, Senior Vice President, Director of Business
                    Initiatives and Assistant General Counsel

              Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                            EQUITY RESEARCH COVERAGE

          FIRM                          ANALYST                    TELEPHONE
--------------------------        --------------------          --------------
A.G. Edwards & Sons               Art Havener                   (314) 955-3588

Bear Stearns                      Mark Abramson                 (212) 272-4305

Credit Lyonnais                   Bryan A. Maher                (212) 408-5649

Deutsche Bank                     Marc Falcone                  (212) 469-7417

Friedman, Billings, Ramsey        David Loeb                    (703) 469-1289

Green Street Advisors             John Arabia                   (949) 640-8780

JPMorgan Chase                    Harry C. Curtis               (212) 622-6610

Legg Mason                        Rod F. Petrik                 (410) 454-4131

Lehman Brothers                   Joyce R. Minor                (212) 526-5132

Merrill Lynch                     David W. Anders               (212) 449-2739

Morgan Stanley                    Todd Scott                    (212) 761-8033

Prudential                        James W. Sullivan             (212) 778-2515

Smith Barney Citigroup            Michael J. Rietbrock          (212) 816-0215

UBS                               Keith A. Mills                (212) 713-3098

Wachovia Securities               Jeffrey J. Donnelly           (617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                           SUPPLEMENTAL FINANCIAL DATA
      (IN THOUSANDS, EXCEPT PER SHARE INFORMATION, RATIOS AND PERCENTAGES)

ENTERPRISE VALUE                                     12/31/03         12/31/02
                                                   ------------    ------------
Common shares outstanding                                59,121          58,767
Units not held by FelCor                                  3,033           3,290
                                                   ------------    ------------
Combined shares and units                                62,154          62,057
Common stock price at end of period                $      11.08    $      11.44
                                                   ------------    ------------
Common equity capitalization                       $    688,666    $    709,932
                                                   ------------    ------------
Series A preferred stock outstanding                      5,980           5,980
Series A preferred stock price at end of period    $      24.18    $      20.85
                                                   ------------    ------------
                                                   $    144,596    $    124,683
                                                   ------------    ------------
Series B preferred stock outstanding                      6,776           6,776
Series B preferred stock price at end of period    $      25.06    $      24.60
                                                   ------------    ------------
                                                   $    169,807    $    166,689
Consolidated debt                                     2,037,355       1,877,134
                                                   ------------    ------------
     Total enterprise value                        $  3,040,424    $  2,878,438
                                                   ============    ============
DIVIDENDS PER SHARE
Dividends declared (year ended):
     Common                                        $          -    $       0.60
     Series A preferred stock                              1.95            1.95
     Series B preferred stock                              2.25            2.25
Dividends declared (quarter ended):
     Common                                        $          -    $       0.15
     Series A preferred stock                            0.4875          0.4875
     Series B preferred stock                            0.5625          0.5625
SELECTED BALANCE SHEET DATA
Investment in hotels, at cost(a)                   $  4,234,732    $  4,554,306
Total cash and cash equivalents                         246,036          66,542
Total assets                                          3,590,893       3,780,363
Total debt                                            2,037,355       1,877,134
Total stockholders' equity                            1,296,272       1,616,817
Total stockholders equity less preferred equity         977,365       1,297,910
Book value per common share outstanding                   16.53           22.08

(a) Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges) before accumulated depreciation, plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS                YEAR ENDED
                                                            ENDED DECEMBER 31,            DECEMBER 31,
                                                        ------------------------    ------------------------
                                                           2003          2002          2003          2002
                                                        ----------    ----------    ----------    ----------
Revenues:
   Hotel operating revenue:
     Room ...........................................   $  224,646    $  223,382    $  947,254    $  979,830
     Food and beverage ..............................       52,162        53,007       188,582       195,991
     Other operating departments ....................       14,927        15,402        63,003        64,718
   Retail space rental and other revenue ............          148           195         1,022         1,646
                                                        ----------    ----------    ----------    ----------
         Total revenues .............................   $  291,883    $  291,986    $1,199,861    $1,242,185
                                                        ----------    ----------    ----------    ----------

Expenses:
   Hotel departmental expenses:
     Room ...........................................       64,700        60,156       255,102       249,120
     Food and beverage ..............................       41,390        40,868       150,975       153,123
     Other operating departments ....................        7,355         7,492        30,011        29,913
   Other property related costs .....................       89,677        85,651       353,293       339,811
   Management and franchise fees ....................       15,322        15,215        63,113        63,350
   Taxes, insurance and lease expense ...............       28,564        29,605       125,328       127,279
   Abandoned projects ...............................           --            --            --         1,663
   Corporate expenses ...............................        3,808         3,463        14,266        13,756
   Depreciation .....................................       31,037        35,902       134,883       143,978
                                                        ----------    ----------    ----------    ----------
         Total operating expenses ...................      281,853       278,352     1,126,971     1,121,993
                                                        ----------    ----------    ----------    ----------

Operating income ....................................       10,030        13,634        72,890       120,192
   Interest expense, net ............................      (42,026)      (40,385)     (165,314)     (162,786)
   Charge-off of debt related costs .................           --        (3,222)       (2,834)       (3,222)
   Gain on early extinguishment of debt .............           --            --           331            --
   Impairment loss ..................................     (124,686)      (70,168)     (224,583)      (70,168)
                                                        ----------    ----------    ----------    ----------

Loss before equity in income from
      unconsolidated entities, minority interests and
      gain on sale of assets ........................     (156,682)     (100,141)     (319,510)     (115,984)
   Equity in income from unconsolidated entities ....          118       (13,943)        2,370       (10,127)
   Gain on sale of assets ...........................          178            --           284         5,861
   Minority interests ...............................       10,266         6,086        19,908         8,861
                                                        ----------    ----------    ----------    ----------
Loss from continuing operations .....................     (146,120)     (107,998)     (296,948)     (111,389)
   Discontinued operations ..........................        3,187       (70,358)      (13,196)      (67,192)
                                                        ----------    ----------    ----------    ----------
Net loss ............................................     (142,933)     (178,356)     (310,144)     (178,581)
   Preferred dividends ..............................       (6,727)       (6,727)      (26,908)      (26,292)
                                                        ----------    ----------    ----------    ----------
Net loss applicable to common stockholders ..........   $ (149,660)   $ (185,083)   $ (337,052)   $ (204,873)
                                                        ==========    ==========    ==========    ==========

Basic and diluted per common share data:
   Net loss from continuing operations ..............   $    (2.60)   $    (1.96)   $    (5.52)   $    (2.54)
                                                        ==========    ==========    ==========    ==========
   Net loss .........................................   $    (2.55)   $    (3.17)   $    (5.75)   $    (3.78)
                                                        ==========    ==========    ==========    ==========
   Weighted average common shares outstanding .......       58,801        58,450        58,657        54,173
                                                        ==========    ==========    ==========    ==========

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                             DISCONTINUED OPERATIONS
                                 (IN THOUSANDS)

Condensed financial information for the 18 hotels included in discontinued operations is as follows:

                                                    THREE MONTHS ENDED             YEAR ENDED
                                                       DECEMBER 31,                DECEMBER 31,
                                                ------------------------    ------------------------
                                                   2003          2002          2003          2002
                                                ----------    ----------    ----------    ----------
Hotel operating revenue .....................   $    4,693    $   17,855    $   58,206    $   75,774
Hotel operating expenses ....................        4,303        17,870        54,314        71,502
                                                ----------    ----------    ----------    ----------
   Operating income .........................          390           (15)        3,892         4,272
Direct interest costs, net ..................           --          (364)         (498)       (1,508)
Impairment loss .............................         (297)      (73,917)      (20,926)      (73,917)
Gain on the early extinguishment of debt ....           --            --         1,280            --
Gain on disposition .........................        3,258            --         2,376           200
Minority interest ...........................         (164)        3,938           680         3,761
                                                ----------    ----------    ----------    ----------
   Income (loss) from discontinued operations   $    3,187    $  (70,358)   $  (13,196)   $  (67,192)
                                                ==========    ==========    ==========    ==========

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                        RECONCILIATION OF NET LOSS TO FFO
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         THREE MONTHS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                                    2003                                   2002
                                                     -----------------------------------    -----------------------------------
                                                                               PER SHARE                              PER SHARE
                                                      DOLLARS      SHARES       AMOUNT       DOLLARS      SHARES        AMOUNT
                                                     ---------    ---------    ---------    ---------    ---------    ---------
NET LOSS .........................................   $(142,933)      58,801    $   (2.43)   $(178,356)      58,450    $   (3.05)
   Depreciation from continuing operations .......      31,037                      0.58       35,902                      0.61
   Depreciation from unconsolidated
      entities and discontinued operations .......       2,153                      0.04        5,699                      0.10
   Gain on sale of assets ........................      (3,444)                    (0.06)          --                        --
   Preferred dividends ...........................      (6,727)                    (0.12)      (6,727)                    (0.12)
   Minority interest in FelCor LP. ...............      (7,712)       3,050        (0.07)     (10,358)       3,290        (0.03)
                                                     ---------    ---------    ---------    ---------    ---------    ---------
FFO ..............................................   $(127,626)      61,851    $   (2.06)   $(153,840)      61,740    $   (2.49)
                                                     =========    =========    =========    =========    =========    =========


                                                                             YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                                 2003                                      2002
                                                     -----------------------------------    ----------------------------------
                                                                               PER SHARE                             PER SHARE
                                                      DOLLARS      SHARES       AMOUNT       DOLLARS      SHARES      AMOUNT
                                                     ---------    ---------    ---------    ---------    ---------   ---------
NET LOSS .........................................   $(310,144)      58,657    $   (5.29)   $(178,581)      54,173   $   (3.29)
   Depreciation from continuing operations .......     134,883                      2.30      143,978                     2.66
   Depreciation from unconsolidated
      entities and discontinued operations .......      15,152                      0.26       20,455                     0.38
   Gain on sale of assets ........................      (2,668)                    (0.05)      (5,861)                   (0.11)
   Preferred dividends ...........................     (26,908)                    (0.46)     (26,292)                   (0.49)
   Minority interest in FelCor LP. ...............     (17,777)       3,188        (0.11)     (13,717)       7,564       (0.12)
                                                     ---------    ---------    ---------    ---------    ---------   ---------
FFO ..............................................   $(207,462)      61,845    $   (3.35)   $ (60,018)      61,737   $   (0.97)
                                                     =========    =========    =========    =========    =========   =========

Consistent with SEC guidance, FFO has not been adjusted for the following amounts included in net loss (in thousands):

                                                       THREE MONTHS ENDED           YEAR ENDED
                                                          DECEMBER 31,              DECEMBER 31,
                                                     ----------------------    ----------------------
                                                       2003          2002         2003         2002
                                                     ---------    ---------    ---------    ---------
Impairment loss ..................................   $(124,983)   $(157,505)   $(245,509)   $(157,505)
Minority interest share of impairment loss .......       1,770           --        1,770           --
Charge off of deferred debt costs ................          --       (3,222)      (2,834)      (3,222)
Gain on early extinguishment of debt .............          --           --        1,611           --
Abandoned projects ...............................          --           --           --       (1,663)
                                                     ---------    ---------    ---------    ---------
                                                     $(123,213)   $(160,727)   $(244,962)   $(162,390)
                                                     =========    =========    =========    =========

Per share amounts ................................   $   (1.99)   $   (2.60)   $   (3.95)   $   (2.63)
                                                     =========    =========    =========    =========

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                      RECONCILIATION OF NET LOSS TO EBITDA
                                 (IN THOUSANDS)

                                                                 THREE MONTHS ENDED           YEAR ENDED
                                                                    DECEMBER 31,              DECEMBER 31,
                                                               ----------------------    ----------------------
                                                                  2003        2002         2003          2002
                                                               ---------    ---------    ---------    ---------
NET LOSS ...................................................   $(142,933)   $(178,356)   $(310,144)   $(178,581)
   Depreciation from continuing operations .................      31,037       35,902      134,883      143,978
   Depreciation from unconsolidated entities and
      discontinued operations ..............................       2,153        5,699       15,152       20,455
   Gain on sale of assets ..................................      (3,444)          --       (2,668)      (5,861)
   Minority interest in FelCor Lodging LP. .................      (7,712)     (10,358)     (17,777)     (13,717)
   Interest expense ........................................      42,871       40,766      167,581      164,917
   Interest expense from unconsolidated entities and
     discontinued operations ...............................       1,294        2,743        7,563       10,884
   Amortization expense ....................................         565          527        2,210        2,088
                                                               ---------    ---------    ---------    ---------
EBITDA .....................................................   $ (76,169)   $(103,077)   $  (3,200)   $ 144,163
                                                               =========    =========    =========    =========

Consistent with SEC guidance, EBITDA has not been adjusted for the following amounts included in net loss (in thousands):

                                                         THREE MONTHS ENDED               YEAR ENDED
                                                            DECEMBER 31,                  DECEMBER 31,
                                                     --------------------------    --------------------------
                                                        2003           2002           2003            2002
                                                     -----------    -----------    -----------    -----------
   Impairment loss ...............................   $  (124,983)   $  (157,505)   $  (245,509)   $  (157,505)
   Minority interest share of impairment loss ....         1,770             --          1,770             --
   Charge off of deferred debt costs .............            --         (3,222)        (2,834)        (3,222)
   Gain on early extinguishment of debt ..........            --             --          1,611             --
   Abandoned projects ............................            --             --             --         (1,663)
                                                     -----------    -----------    -----------    -----------
                                                     $  (123,213)   $  (160,727)   $  (244,962)   $  (162,390)
                                                     ===========    ===========    ===========    ===========

         Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measurements of performance to be helpful in evaluating a real estate company's operations. We consider Funds From Operations, or FFO, and Earnings Before Interest, Taxes, Depreciation, and Amortization, or EBITDA, to be supplemental measures of a REIT's performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

         The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income or loss (computed in accordance with generally accepted accounting principles), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO and EBITDA are helpful to investors as a supplemental measure of the performance of an equity REIT. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

         FFO and EBITDA should not be considered as an alternative to net income, operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share and EBITDA be considered as a measure of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of amounts that accrue directly to stockholders' benefit.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                             SELECTED OPERATING DATA
                             (DOLLARS IN THOUSANDS)

                                                                     THREE MONTHS                      YEAR ENDED
                                                                   ENDED DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------------     ----------------------------
                                                                 2003             2002             2003              2002
                                                             ------------     ------------     ------------     ------------
Total revenue ............................................   $    291,883     $    291,986     $  1,199,861     $  1,242,185
Retail space rental and other revenue ....................           (148)            (195)          (1,022)          (1,646)
                                                             ------------     ------------     ------------     ------------
Hotel revenue ............................................        291,735          291,791        1,198,839        1,240,539
Hotel operating expenses .................................       (218,444)        (209,382)        (852,494)        (835,317)
                                                             ------------     ------------     ------------     ------------
Hotel operating profit ...................................   $     73,291     $     82,409     $    346,345     $    405,222
                                                             ============     ============     ============     ============
Operating margin .........................................           25.1%            28.2%            28.9%            32.7%

Corporate expenses .......................................          3,808            3,463           14,266           13,756
Corporate expenses as a percentage of total revenues .....            1.3%             1.2%             1.2%             1.1%

                       HOTEL OPERATING EXPENSE COMPOSITION
                             (DOLLARS IN THOUSANDS)

                                           THREE MONTHS ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                   -------------------------------------------   -------------------------------------------
                                           2003                   2002                   2003                   2002
                                   --------------------   --------------------   --------------------   --------------------
Hotel departmental expenses:
   Room .........................  $  64,700       29.6%  $  60,156       28.7%  $ 255,102       29.9%  $ 249,120       29.8%
   Food and beverage ............     41,390       18.9      40,868       19.5     150,975       17.7     153,123       18.3
   Other operating departments ..      7,355        3.4       7,492        3.6      30,011        3.5      29,913        3.6

Other property related costs:
   Administrative and general ...     29,477       13.5      29,321       14.0     116,641       13.7     116,073       13.9
   Marketing and advertising ....     26,612       12.2      24,747       11.9     104,507       12.3     100,215       12.0
   Repairs and maintenance ......     18,381        8.4      16,841        8.0      69,171        8.1      65,274        7.8
   Energy .......................     15,207        7.0      14,742        7.0      62,974        7.4      58,249        7.0
                                   ---------  ---------   ---------  ---------   ---------  ---------   ---------  ---------

    Total other property related
      costs .....................     89,677       41.1      85,651       40.9     353,293       41.5     339,811       40.7

Management and franchise fees ...     15,322        7.0      15,215        7.3      63,113        7.4      63,350        7.6
                                   ---------  ---------   ---------  ---------   ---------  ---------   ---------  ---------
Hotel operating expenses ........  $ 218,444      100.0%  $ 209,382      100.0%  $ 852,494      100.0%  $ 835,317      100.0%
                                   =========  =========   =========  =========   =========  =========   =========  =========

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                  THREE MONTHS                     YEAR ENDED
                                                               ENDED DECEMBER 31,                 DECEMBER 31,
                                                          ----------------------------    ----------------------------
                                                              2003            2002            2003            2002
                                                          ------------    ------------    ------------    ------------
Supplemental information:
Compensation and benefits expense (included in hotel
   operating expenses) ................................   $    102,444    $     97,265    $    397,401    $    387,052
                                                          ============    ============    ============    ============

Reconciliation of total operating expenses to
   hotel operating expenses:
Total operating expenses ..............................   $    281,853    $    278,352    $  1,126,971    $  1,121,993
   Taxes, insurance and lease expense .................        (28,564)        (29,605)       (125,328)       (127,279)
   Abandoned projects .................................             --              --              --          (1,663)
   Corporate expenses .................................         (3,808)         (3,463)        (14,266)        (13,756)
   Depreciation .......................................        (31,037)        (35,902)       (134,883)       (143,978)
                                                          ------------    ------------    ------------    ------------

Hotel operating expenses ..............................   $    218,444    $    209,382    $    852,494    $    835,317
                                                          ============    ============    ============    ============

         Hotel operating profit and operating margin are commonly used measures of performance in our industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that hotel operating profit and operating margin are useful to investors, providing greater transparency related to a significant measure used by management in its financial and operational decision-making.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                  DEBT SUMMARY
                             (DOLLARS IN THOUSANDS)

DEBT OUTSTANDING

                              ENCUMBERED   INTEREST RATE AT          MATURITY      CONSOLIDATED
                                HOTELS     DECEMBER 31, 2003           DATE            DEBT
                              ----------   -----------------      --------------   ------------
Unsecured line of credit         none                   4.99%      October 2004    $         --
Promissory note                  none                   3.12        June 2016               650
Senior unsecured term notes      none                   4.36(a)     Oct. 2004           174,888
Senior unsecured term notes      none                   5.19(b)     Oct. 2007           124,617
Senior unsecured term notes      none                  10.00        Sept. 2008          596,865
Senior unsecured term notes      none                   9.00        June 2011           298,158
                                           -----------------                       ------------
   Total unsecured debt                                 8.42                          1,195,178
                                           -----------------                       ------------
Secured debt facility         14 hotels                   --      December 2004(d)           --
Mortgage debt                  1 hotel                  7.23      September 2005         11,286
Mortgage debt                 10 hotels                 3.62         May 2006           148,080
Mortgage debt                 15 hotels                 5.92(c)     Nov. 2007           131,722
Mortgage debt                  1 hotel                  4.00       August 2008           15,500
Mortgage debt                  7 hotels                 7.54        April 2009           92,445
Mortgage debt                  6 hotels                 7.55        June 2009            69,566
Mortgage debt                  8 hotels                 8.70         May 2010           178,118
Mortgage debt                  7 hotels                 8.73         May 2010           138,200
Mortgage debt                  8 hotels                 7.48        April 2011           50,305
Other                          1 hotel                  9.17       August 2011            6,955
                              ----------   -----------------                       ------------
   Total secured debt         78 hotels                 6.98                            842,177
                              ==========   -----------------                       ------------
     Total                                              7.82%                      $  2,037,355
                                           =================                       ============

(a) Represents fixed to floating interest rate swaps at six month LIBOR plus 340 basis points.

(b) Represents fixed to floating interest rate swaps at six month LIBOR plus 420 basis points.

(c) Represents weighted average fixed to floating interest rate swaps at six month LIBOR plus 440 basis points for $100 million and a fixed rate of 7.46% for $32 million.

(d)   This facility may be extended by borrower until June 2005.

Our fixed to floating interest rate swaps reduced interest expense for the quarter by $1.9 million and reduced interest expense for the 12 months ended December 31, 2003, by $7.1 million.

Fixed interest rate debt to total debt                               73%
Weighted average maturity of debt                              4.9 years
Secured debt to total assets                                       23.4%

At December 31, 2003, future scheduled debt principal payments are as follows (in thousands):

                             SECURED         UNSECURED
YEAR                          DEBT              DEBT          TOTAL
------------------------   -----------      -----------    -----------
2004                       $    17,333      $   175,000    $   192,333
2005                            28,089               --         28,089
2006                           156,328(a)            --        156,328
2007                           133,793          125,000        258,793
2008                            29,300          600,000        629,300
2009 and thereafter            476,115          300,650        776,765
Premium/(discount)               1,219           (5,472)        (4,253)
                           -----------      -----------    -----------
   Total debt              $   842,177      $ 1,195,178    $ 2,037,355
                           ===========      ===========    ===========

(a) Included is a $150 million non-recourse mortgage loan maturing in 2006, that has two, one-year extension options.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                            DEBT SUMMARY (CONTINUED)

      At December 31, 2003, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 20 hotels. These ventures had approximately $214 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $107 million. Additionally, one joint venture had a full recourse loan for a residential condominium development. Our pro rata share of this recourse loan was $30.7 million at December 31, 2003.

FINANCING TRANSACTIONS IN 2003:

         In June 2003, we entered into a new secured debt delayed draw facility with JPMorgan Chase Bank for up to $200 million. Through the date of this release, there have been no borrowings under this facility and we have an estimated $174 million of borrowing capacity based on the underwritten cash flows of the 14 hotels currently securing this facility. This non-recourse facility has an initial term of 18 months that can be extended for an additional six months at FelCor's option, and carries a floating interest rate of LIBOR plus 2.25 to 2.75 percent. The outstanding balances on the loan facility may be converted by lender into fixed rate or floating rate commercial mortgage backed security loans, and FelCor has a one-time option to convert $75 million to a floating rate loan. Upon conversion, fixed rate loans will have a term of 10 years and floating rate loans will have a maximum term of five years.

         In June 2003, we reduced our unsecured line of credit commitments to $50 million, and amended covenant levels. As a result of the reduction in commitments, we recorded a $2.8 million charge-off of debt related costs in the second quarter of 2003.

         In May 2003, we prepaid a $7 million non-recourse mortgage loan maturing in 2005. We recognized a gain of $0.3 million associated with the charge-off of unamortized premium on this loan.

         In April 2003, we closed on a $150 million non-recourse loan at a floating interest rate of LIBOR plus 250 basis points, secured by 10 of our hotels and maturing in May 2006, with two, one-year extension options. The proceeds of the debt were used to pay off the then outstanding balance on our line of credit.

         In the first quarter of 2003, we refinanced $16 million of secured debt that was to mature in the fourth quarter of 2003. The loan was refinanced by the existing lender, effective August 2003, for a five-year period at a floating interest rate of LIBOR plus 285 basis points with no required amortization. Another secured loan, maturing in 2003, in the amount of $6 million, was prepaid in the first quarter of 2003. In conjunction with this $6 million early retirement of debt, we recognized a $1 million gain related to the unamortized premium on this debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                 PORTFOLIO DATA

                   PORTFOLIO DISTRIBUTION AT DECEMBER 31, 2003
  (159 CONSOLIDATED HOTELS INCLUDED IN CONTINUING OPERATIONS, SAME STORE BASIS)

                                                                             % OF             % OF 2003 HOTEL
           BRAND                   HOTELS               ROOMS             TOTAL ROOMS         OPERATING PROFIT
-------------------------     ----------------     ----------------     ----------------      ----------------
Embassy Suites                              56               14,279                   32%                   46%
Holiday Inn(R)-branded                      48               15,178                   34                    25
Crowne Plaza(R)                             15                5,108                   12                     7
Sheraton(R)-branded                         10                3,269                    7                     9
Doubletree(R)-branded                       10                2,206                    5                     6
Other                                       20                4,252                   10                     7

                                                                             % OF             % OF 2003 HOTEL
       TOP MARKETS                HOTELS                ROOMS             TOTAL ROOMS         OPERATING PROFIT
-------------------------     ----------------     ----------------     ----------------      ----------------
Dallas                                      16                4,885                   11%                    7%
Atlanta                                     12                3,514                    8                     8
San Francisco Bay Area                       9                3,255                    7                     6
Houston                                      8                1,969                    4                     3
Orlando                                      6                2,220                    5                     4
Los Angeles Area                             5                1,363                    3                     4
Boca Raton/Ft. Lauderdale                    4                1,118                    3                     4
Chicago                                      4                1,239                    3                     4
Minneapolis                                  4                  955                    2                     3
Phoenix                                      4                1,016                    2                     3
Philadelphia                                 3                1,174                    3                     3
New Orleans                                  2                  746                    2                     4
San Diego                                    1                  600                    1                     3

                                                                             % OF             % OF 2003 HOTEL
     TOP FOUR STATES               HOTELS                ROOMS            TOTAL ROOMS         OPERATING PROFIT
-------------------------     ----------------     ----------------     ----------------      ----------------
Texas                                       38               10,251                   23%                   16%
California                                  19                6,026                   14                    17
Florida                                     16                5,346                   12                    11
Georgia                                     14                3,868                    9                     8

                                                                              % OF            % OF 2003 HOTEL
        LOCATION                   HOTELS               ROOMS              TOTAL ROOMS        OPERATING PROFIT
-------------------------     ----------------     ----------------     ----------------      ----------------
Suburban                                    71               18,135                   41%                   39%
Urban                                       32               10,411                   24                    27
Airport                                     30                9,206                   21                    22
Highway                                     14                2,862                    6                     3
Resort                                      12                3,678                    8                     9

                                                                              % OF            % OF 2003 HOTEL
       SEGMENT                     HOTELS               ROOMS              TOTAL ROOMS        OPERATING PROFIT
-------------------------     ----------------     ----------------     ----------------      ----------------
Upscale all-suite                           71               17,325                   39%                   55%
Full service                                48               15,655                   35                    26
Upscale                                     27                9,232                   21                    17
Limited service                             13                2,080                    5                     2

                                                                             % OF             % OF 2003 HOTEL
                                   HOTELS               ROOMS             TOTAL ROOMS         OPERATING PROFIT
                              ----------------     ----------------     ----------------      ----------------
Non-Strategic Hotels(a)                     33                8,682                   20%                    9%

(a) Excludes two hotels, that met held for sale accounting requirements, and were included in discontinued operations.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                     DETAILED OPERATING STATISTICS BY BRAND
  (159 CONSOLIDATED HOTELS INCLUDED IN CONTINUING OPERATIONS, SAME STORE BASIS)


                                                                    OCCUPANCY (%)
                               --------------------------------------------------------------------------------------
                                    THREE MONTHS ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                               ----------------------------------------      ----------------------------------------
                                  2003           2002        % VARIANCE         2003           2002        % VARIANCE
                               ----------     ----------     ----------      ----------     ----------     ----------
Embassy Suites Hotels                63.9           63.8            0.2            67.3           67.5           (0.2)
Holiday Inn-branded hotels           55.3           55.8           (0.9)           60.7           61.6           (1.5)
Crowne Plaza hotels                  57.0           55.9            2.0            57.8           59.6           (3.0)
Doubletree-branded hotels            62.7           63.1           (0.8)           65.9           65.2            1.1
Sheraton-branded hotels              58.6           54.8            6.9            59.8           58.0            3.2
Other hotels                         52.7           51.5            2.4            57.1           57.1            0.1
     Total hotels                    58.6           58.3            0.6            62.4           62.7           (0.6)

                                                                       ADR ($)
                               --------------------------------------------------------------------------------------
                                   THREE MONTHS ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                               ----------------------------------------      ----------------------------------------
                                  2003           2002        % VARIANCE         2003           2002        % VARIANCE
                               ----------     ----------     ----------      ----------     ----------     ----------
Embassy Suites Hotels              114.52         114.99           (0.4)         115.85         119.27           (2.9)
Holiday Inn-branded hotels          77.38          78.94           (2.0)          77.46          81.02           (4.4)
Crowne Plaza hotels                 92.12          98.34           (6.3)          92.06          97.53           (5.6)
Doubletree-branded hotels           96.58          98.22           (1.7)         100.07         101.93           (1.8)
Sheraton-branded hotels             93.74          98.70           (5.0)          94.53         100.84           (6.3)
Other hotels                        74.09          79.18           (6.4)          79.01          83.08           (4.9)
     Total hotels                   94.02          96.24           (2.3)          94.92          98.70           (3.8)

                                                                      REVPAR ($)
                               --------------------------------------------------------------------------------------
                                   THREE MONTHS ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                               ----------------------------------------      ----------------------------------------
                                  2003           2002        % VARIANCE         2003           2002        % VARIANCE
                               ----------     ----------     ----------      ----------     ----------     ----------
Embassy Suites Hotels               73.15          73.32           (0.2)          78.02          80.48           (3.1)
Holiday Inn-branded hotels          42.81          44.07           (2.9)          47.03          49.91           (5.8)
Crowne Plaza hotels                 52.54          54.97           (4.4)          53.17          58.11           (8.5)
Doubletree-branded hotels           60.51          62.00           (2.4)          65.98          66.44           (0.7)
Sheraton-branded hotels             54.95          54.10            1.6           56.57          58.48           (3.3)
Other hotels                        39.05          40.75           (4.2)          45.14          47.40           (4.8)
     Total hotels                   55.13          56.07           (1.7)          59.19          61.93           (4.4)

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

             DETAILED OPERATING STATISTICS FOR FELCOR'S TOP MARKETS
  (159 CONSOLIDATED HOTELS INCLUDED IN CONTINUING OPERATIONS, SAME STORE BASIS)

                                                                   OCCUPANCY (%)
                              --------------------------------------------------------------------------------------
                                  THREE MONTHS ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                              ----------------------------------------      ----------------------------------------
                                 2003           2002        % VARIANCE         2003           2002        % VARIANCE
                              ----------     ----------     ----------      ----------     ----------     ----------
Dallas                              47.2           46.3            2.1            48.6           49.9           (2.6)
Atlanta                             58.4           61.2           (4.5)           64.6           66.7           (3.1)
San Francisco Bay Area              60.5           61.9           (2.2)           64.5           65.7           (1.8)
Houston                             64.2           60.2            6.6            65.3           64.1            1.9
Orlando                             65.7           60.6            8.4            68.8           66.4            3.5
Los Angeles Area                    63.9           65.0           (1.6)           68.9           67.0            2.8
Boca Raton/Ft. Lauderdale           73.9           64.1           15.3            73.5           69.2            6.3
Chicago                             64.0           61.9            3.4            67.6           63.1            7.0
Minneapolis                         62.1           63.3           (1.9)           65.2           67.2           (2.9)
Phoenix                             61.8           61.0            1.4            65.9           60.9            8.3
Philadelphia                        61.5           60.2            2.1            61.8           62.3           (0.9)
New Orleans                         68.1           56.4           20.9            65.8           65.7            0.2
San Diego                           76.2           71.6            6.5            79.9           74.8            6.8

                                                                     ADR ($)
                              --------------------------------------------------------------------------------------
                                   THREE MONTHS ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                              ----------------------------------------      ----------------------------------------
                                 2003           2002        % VARIANCE         2003           2002        % VARIANCE
                              ----------     ----------     ----------      ----------     ----------     ----------
Dallas                             80.65          86.59           (6.9)          82.72          89.20           (7.3)
Atlanta                            84.40          86.86           (2.8)          85.26          89.32           (4.5)
San Francisco Bay Area            107.02         111.31           (3.8)         108.63         116.91           (7.1)
Houston                            68.09          73.20           (7.0)          69.92          74.06           (5.6)
Orlando                            76.04          78.63           (3.3)          74.68          79.26           (5.8)
Los Angeles Area                   96.93          95.86            1.1           98.64          99.63           (1.0)
Boca Raton/Ft. Lauderdale         110.07         113.01           (2.6)         113.65         116.25           (2.2)
Chicago                           112.03         123.91           (9.6)         109.36         120.95           (9.6)
Minneapolis                       122.22         120.37            1.5          122.82         124.54           (1.4)
Phoenix                           101.10         104.58           (3.3)          98.98         106.89           (7.4)
Philadelphia                      108.01         120.20          (10.1)         105.96         117.54           (9.9)
New Orleans                       138.62         133.60            3.8          133.17         136.26           (2.3)
San Diego                         115.67         114.56            1.0          116.95         118.10           (1.0)

                                                                    REVPAR ($)
                              --------------------------------------------------------------------------------------
                                  THREE MONTHS ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                              ----------------------------------------      ----------------------------------------
                                 2003           2002        % VARIANCE         2003           2002        % VARIANCE
                              ----------     ----------     ----------      ----------     ----------     ----------
Dallas                             38.10          40.06           (4.9)          40.17          44.47           (9.7)
Atlanta                            49.31          53.14           (7.2)          55.08          59.57           (7.5)
San Francisco Bay Area             64.76          68.90           (6.0)          70.11          76.87           (8.8)
Houston                            43.69          44.05           (0.8)          45.64          47.44           (3.8)
Orlando                            49.94          47.65            4.8           51.35          52.66           (2.5)
Los Angeles Area                   61.96          62.27           (0.5)          67.97          66.80            1.8
Boca Raton/Ft. Lauderdale          81.29          72.39           12.3           83.58          80.45            3.9
Chicago                            71.73          76.75           (6.5)          73.88          76.37           (3.3)
Minneapolis                        75.86          76.18           (0.4)          80.14          83.68           (4.2)
Phoenix                            62.53          63.81           (2.0)          65.28          65.07            0.3
Philadelphia                       66.47          72.42           (8.2)          65.43          73.23          (10.7)
New Orleans                        94.45          75.29           25.5           87.66          89.50           (2.1)
San Diego                          88.16          82.02            7.5           93.41          88.29            5.8

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                          OTHER PERFORMANCE STATISTICS
                   (CONSOLIDATED HOTELS, FOR PERIOD PRESENTED)

VARIANCE TO PRIOR YEAR

                        OCCUPANCY          ADR            REVPAR
                        % VARIANCE      % VARIANCE      % VARIANCE
                        ----------      ----------      ----------
First Quarter 2001            (1.7)            3.6             1.8

Second Quarter 2001           (7.2)           (0.2)           (7.4)

Third Quarter 2001           (13.4)           (4.8)          (17.5)

Fourth Quarter 2001          (15.2)           (9.5)          (23.3)

    Year 2001                 (9.3)           (2.4)          (11.5)

First Quarter 2002           (11.2)           (7.8)          (18.2)

Second Quarter 2002           (5.1)           (6.3)          (11.1)

Third Quarter 2002             2.4            (4.8)           (2.4)

Fourth Quarter 2002            4.4            (1.3)            3.1

    Year 2002                 (2.8)           (5.5)           (8.1)

January                        0.3            (3.8)           (3.6)
February                      (1.4)           (4.4)           (5.8)
March                         (2.2)           (4.0)           (6.1)

First Quarter 2003            (1.2)           (4.1)           (5.3)

April                         (6.9)           (4.3           (10.9)
May                           (2.2)           (5.0)           (7.1)
June                          (0.3)           (4.8)           (5.2)

Second Quarter 2003           (3.0)           (4.8)           (7.6)

July                           2.3            (3.0)           (0.8)
August                        (0.8)           (3.3)           (4.0)
September                     (0.2)           (2.5)           (2.7)

Third Quarter 2003             0.3            (2.7)           (2.4)

October                        0.7            (3.3)           (2.6)
November                      (0.1)           (1.9)           (2.1)
December                       1.5            (1.2)            0.2

Fourth Quarter 2003            0.6            (2.3)           (1.7)

    Year 2003                 (0.6)           (3.8)           (4.4)

January 2004                   3.8            (2.0)            1.8

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                           HOTEL PORTFOLIO INFORMATION



PRO RATA SHARE OF ROOMS OWNED

                                                                          ROOM COUNT AT
                                                      HOTELS            DECEMBER 31, 2003
                                                ------------------      ------------------
Consolidated hotel in continuing operations                    159                  44,292
Unconsolidated hotel operations                                  5                     764
                                                ------------------      ------------------
Total hotels                                                   164                  45,056
                                                                        ------------------
   50% joint ventures                                           28                  (3,048)
   60% joint ventures                                            2                    (390)
   90% joint ventures                                            6                    (148)
   97% joint venture                                             1                     (10)
                                                                        ------------------
Total joint venture owned rooms                                                     (3,596)
                                                                        ------------------
Pro rata share of rooms owned                                                       41,460
                                                                        ==================

CAPITAL EXPENDITURES (DOLLARS IN THOUSANDS)

                                               THREE MONTHS ENDED         YEAR ENDED              YEAR ENDED
                                               DECEMBER 31, 2003       DECEMBER 31, 2003       DECEMBER 31, 2002
                                               ------------------      ------------------      ------------------
Consolidated hotels:
   Improvements and additions to hotels        $           10,530      $           62,219      $           62,518
   % of total revenue                                         3.6%                    4.9%                    4.7%

Unconsolidated hotels (pro rata share):
   Improvements and additions to hotels(a)     $              775      $            4,291      $            8,580
   % of total revenue                                         4.4%                    6.1%                   12.3%

      Capital Expenditures for the full year, including our pro rata share of unconsolidated joint venture capital expenditures, were $67 million.

      Our pro rata share of capital expenditures at December 31, 2003, incurred by our joint venture for construction of a residential condominium project, were $31 million. The funds for this project are funded by recourse secured debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                           HOTEL PORTFOLIO INFORMATION

NON-STRATEGIC HOTELS

      At December 31, 2003, FelCor included in continuing operations 33 hotels identified as non-strategic. The composition, by brand, of the 33 non-strategic hotels is as follows: Holiday Inn-branded (21), Crowne Plaza (3), other brands
(8) and one independent hotel. These hotels are expected to be sold within the next 12 to 36 months depending on the individual hotel, market conditions, and other factors.

Operating statistics for FelCor's consolidated portfolio of continuing operations:

                                   THREE MONTHS ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                               ----------------------------------------      ----------------------------------------
                                  2003           2002        % VARIANCE         2003           2002        % VARIANCE
                               ----------     ----------     ----------      ----------     ----------     ----------
CONSOLIDATED IN CONTINUING
OPERATIONS (159 HOTELS)
Occupancy (%)                        58.6           58.3            0.6            62.4           62.7           (0.6)
ADR ($)                             94.02          96.24           (2.3)          94.92          98.70           (3.8)
RevPAR ($)                          55.13          56.07           (1.7)          59.19          61.93           (4.4)

NON-STRATEGIC HOTELS
(33 HOTELS)
Occupancy (%)                       50.3           49.5             1.7            54.4           54.8           (0.8)
ADR ($)                            71.26          73.76            (3.4)          71.95          76.15           (5.5)
RevPAR ($)                         35.85          36.48            (1.7)          39.13          41.77           (6.3)

CORE HOTELS (126 HOTELS)
Occupancy (%)                       60.7           60.4             0.4            64.3           64.7           (0.6)
ADR ($)                            98.62         100.72            (2.1)          99.66         103.37           (3.6)
RevPAR ($)                         59.83          60.85            (1.7)          64.09          66.84           (4.1)

For the year ended December 31, 2003, the operating margins for the Core Hotels were 30.6%, while the operating margins for the Non-Strategic Hotels were 17.9%.

PORTFOLIO CHANGES IN 2003

o Dispositions - Through December 31, 2003, the Company has sold or otherwise disposed of 16 non-strategic hotels and has designated two as held for sale (the operating results of these 18 hotels are included in discontinued operations for 2003 and 2002). Disposition proceeds from the 16 non-strategic hotels and two parking garages sold during 2003 totaled approximately $125 million.

      o In October 2003, FelCor sold four Holiday Inn-branded hotels in Ontario, Canada for gross proceeds of $32 million; five hotels (including Embassy Suites Hotels in Syracuse, NY, Phoenix, AZ, and Flagstaff, AZ, and Doubletree Guest Suites(R) hotels in Columbus, OH and Dayton, OH) for gross proceeds of $50 million; a Crowne Plaza hotel in Greenville, SC for gross proceeds of $5 million, a Holiday Inn in Texarkana, AR for gross proceeds of $4 million, and a parking garage in Philadelphia for gross proceeds of $7 million.

      o In the third quarter of 2003, FelCor sold the Doubletree Guest Suites in Nashville, TN, for gross proceeds of $3 million.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                           HOTEL PORTFOLIO INFORMATION

      o In the third quarter of 2003, FelCor disposed of the two low rise Harvey(R) hotels in Dallas, TX and Plano, TX by relinquishing title to these hotels, through a foreclosure action in satisfaction of $10 million in non-recourse debt.

      o In the third quarter of 2003, one of FelCor's unconsolidated joint ventures sold a Holiday Inn in Great Bend, KS for gross proceeds of $1 million.

      o In the second quarter of 2003, FelCor sold two Hampton Inn(R) hotels (one in Davenport, IA and one in Moline, IL) for gross proceeds of $7 million.

o In the second quarter of 2003, FelCor sold a parking garage in San Francisco, CA for gross proceeds of $6 million.

o     Conversions:

      o In March, FelCor converted an independent, all-suite hotel in Dallas to a Staybridge Suites(R) hotel.

      o In April, FelCor completed the conversion of the 385-room Hilton Myrtle Beach Resort(R), following a $15 million renovation of the former Wyndham(R)-affiliated property.

PORTFOLIO CHANGES IN 2002

o     Hotel Dispositions:

      o In the third quarter of 2002, FelCor sold its 71-room Holiday Inn in Colby, Kansas, for net cash proceeds of $1.7 million.

      o In the third quarter of 2002, FelCor sold four Holiday Inn-branded hotels and one Hampton Inn hotel in Kansas to a new joint venture, and received as consideration $4.4 million in cash, a preferred right to receive $6 million, and a 50 percent common equity interest in the venture.

      o In the second quarter of 2002, FelCor sold the 183-room Doubletree Guest Suites hotel in Boca Raton, Florida, for net proceeds of $6.5 million.

o     Hotel Acquisitions:

      o Purchased the 208-room SouthPark Suites(R) hotel in Charlotte, North Carolina, in July 2002. This hotel was converted to a Doubletree Guest Suites hotel in October 2002.

      o Purchased the 385-room Wyndham Myrtle Beach Resort and acquired a leasehold interest in the Acadian Shores Golf Club in Myrtle Beach, South Carolina, in July 2002. This hotel was converted to a Hilton(R) hotel in April 2003.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                         STATE     ROOMS      % OWNED (a)              BRAND
                                         -----     -----     ------------      ------------------------
CONSOLIDATED CONTINUING OPERATIONS

Birmingham                               AL          242                       Embassy Suites
Montgomery (East I-85)                   AL          213                       Holiday Inn
Phoenix (Camelback)                      AZ          232                       Embassy Suites
Phoenix (Crescent)                       AZ          342                       Sheraton
Scottsdale (Downtown)                    AZ          218               50%     Fairfield Inn(R)
Tempe (ASU)                              AZ          224                       Embassy Suites
Anaheim (Disney Area)                    CA          222                       Embassy Suites
Burlingame (SF-Airport South)            CA          340                       Embassy Suites
Covina (I-10)                            CA          259               50%     Embassy Suites
Dana Point - Doheny Beach                CA          195                       Doubletree Guest Suites
El Segundo (LAX-Airport South)           CA          349               97%     Embassy Suites
Irvine (Orange County Airport)           CA          335                       Crowne Plaza
Milpitas                                 CA          266                       Embassy Suites
Milpitas (San Jose-North)                CA          305                       Crowne Plaza
Napa                                     CA          205                       Embassy Suites
Oxnard (Mandalay Beach Resort)           CA          248                       Embassy Suites
Palm Desert                              CA          198                       Embassy Suites
Pleasanton                               CA          244                       Crowne Plaza
Santa Barbara                            CA          160                       Holiday Inn
San Diego (On the Bay)                   CA          600                       Holiday Inn
San Francisco (Financial District)       CA          565                       Holiday Inn
San Francisco (Fisherman's Wharf)        CA          585                       Holiday Inn
San Francisco (SF-Airport North)         CA          312                       Embassy Suites
San Francisco (Union Square)             CA          403                       Crowne Plaza
San Rafael (Marin County)                CA          235               50%     Embassy Suites
Aurora (Denver-Southeast)                CO          248               90%     Doubletree
Avon (Beaver Creek Resort)               CO           72                       Independent
Hartford (Downtown)                      CT          350                       Crowne Plaza
Stamford                                 CT          383                       Holiday Inn Select(R)
Wilmington                               DE          244               90%     Doubletree
Boca Raton                               FL          263                       Embassy Suites
Cocoa Beach (Oceanfront Resort)          FL          500                       Holiday Inn
Deerfield Beach                          FL          244                       Embassy Suites
Ft. Lauderdale                           FL          358                       Embassy Suites
Ft. Lauderdale (Cypress Creek)           FL          253                       Sheraton Suites
Jacksonville                             FL          277                       Embassy Suites
Kissimmee (Nikki Bird Resort)            FL          530                       Holiday Inn
Miami (Airport)                          FL          304                       Crowne Plaza
Miami (Airport)                          FL          316                       Embassy Suites
Lake Buena Vista (Walt Disney World)     FL          229                       Doubletree Guest Suites
Orlando (Airport)                        FL          288                       Holiday Inn Select

      (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                         STATE     ROOMS      % OWNED (a)              BRAND
                                         -----     -----     ------------      ------------------------
Orlando (International Drive Resort)     FL          652                       Holiday Inn
Orlando (North)                          FL          277                       Embassy Suites
Orlando (South)                          FL          244                       Embassy Suites
Tampa (Near Busch Gardens)               FL          408                       Holiday Inn
Tampa (Rocky Point)                      FL          203                       Doubletree Guest Suites
Atlanta (Airport)                        GA          378                       Crowne Plaza
Atlanta (Airport)                        GA          233                       Embassy Suites
Atlanta (Airport-Gateway)                GA          395                       Sheraton
Atlanta (Airport-North)                  GA          493                       Holiday Inn
Atlanta (Buckhead)                       GA          317                       Embassy Suites
Atlanta (Downtown)                       GA          211               50%     Courtyard by Marriott(R)
Atlanta (Downtown)                       GA          242               50%     Fairfield Inn
Atlanta (Galleria)                       GA          278                       Sheraton Suites
Atlanta (Jonesboro South)                GA          180                       Holiday Inn
Atlanta (Perimeter Center)               GA          241               50%     Embassy Suites
Atlanta (Perimeter-Dunwoody)             GA          250                       Holiday Inn Select
Atlanta (Powers Ferry)                   GA          296                       Crowne Plaza
Brunswick                                GA          130                       Embassy Suites
Columbus (Airport-North)                 GA          224                       Holiday Inn
Davenport (b)                            IA          279                       Holiday Inn
Chicago (Allerton)                       IL          443                       Crowne Plaza
Chicago (Lombard)                        IL          262               50%     Embassy Suites
Chicago (O'Hare)                         IL          297                       Sheraton Suites
Deerfield                                IL          237                       Embassy Suites
Moline (Airport) (b)                     IL          216                       Holiday Inn
Moline (Airport) (b)                     IL          110                       Holiday Inn Express
Indianapolis (North)                     IN          221               50%     Embassy Suites
Overland Park                            KS          199               50%     Embassy Suites
Lexington                                KY          174                       Hilton Suites(R)
Lexington                                KY          155                       Sheraton Suites
Baton Rouge                              LA          223                       Embassy Suites
New Orleans                              LA          372                       Embassy Suites
New Orleans (French Quarter)             LA          374                       Holiday Inn
Boston (Government Center)               MA          303                       Holiday Inn Select
Boston (Marlborough)                     MA          229                       Embassy Suites
Baltimore (BWI Airport)                  MD          251               90%     Embassy Suites
Troy                                     MI          251               90%     Embassy Suites
Bloomington                              MN          219                       Embassy Suites
Minneapolis (Airport)                    MN          310                       Embassy Suites
Minneapolis (Downtown)                   MN          216                       Embassy Suites
St. Paul                                 MN          210                       Embassy Suites
Kansas City (Country Club Plaza)         MO          266               50%     Embassy Suites
Kansas City (Northeast)                  MO          165                       Holiday Inn
St. Louis (Downtown)                     MO          297                       Embassy Suites
St. Louis (Westport)                     MO          316                       Holiday Inn
Jackson (North) (b)                      MS          222                       Holiday Inn & Suites(R)

      (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

      (b)   FelCor is actively marketing this hotel for sale.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                         STATE     ROOMS      % OWNED (a)              BRAND
                                         -----     -----     ------------      ------------------------
Olive Branch (Whispering Woods           MS          181                       Independent
  Hotel and Conference Center)
Charlotte                                NC          274               50%     Embassy Suites
Charlotte (SouthPark)                    NC          208                       Doubletree Guest Suites
Raleigh                                  NC          225               50%     Embassy Suites
Raleigh                                  NC          203                       Doubletree Guest Suites
Omaha (b)                                NE          187                       Doubletree Guest Suites
Omaha (Central)                          NE          131                       Hampton Inn
Omaha (I-80)                             NE          383                       Holiday Inn
Omaha (Old Mill Northwest)               NE          223                       Crowne Plaza
Omaha (Southwest) (b)                    NE          131                       Hampton Inn
Omaha (Southwest) (b)                    NE           78                       Holiday Inn Express & Suites(R)
Omaha (Southwest)                        NE          108                       Homewood Suites
Parsippany                               NJ          274               50%     Embassy Suites
Piscataway                               NJ          224                       Embassy Suites
Secaucus (Meadowlands)                   NJ          304                       Crowne Plaza
Secaucus (Meadowlands)                   NJ          261               50%     Embassy Suites
Albuquerque (Mountain View)              NM          360                       Holiday Inn
Cleveland                                OH          268                       Embassy Suites
Tulsa                                    OK          244                       Embassy Suites
Philadelphia (Center City)               PA          445                       Crowne Plaza
Philadelphia (Historic District)         PA          364                       Holiday Inn
Philadelphia (Society Hill)              PA          365                       Sheraton
Pittsburgh                               PA          251                       Holiday Inn Select
Charleston (Mills House)                 SC          214                       Holiday Inn
Myrtle Beach (Kingston Plantation)       SC          255                       Embassy Suites
Myrtle Beach                             SC          385                       Hilton
Knoxville (Central)                      TN          240                       Holiday Inn
Nashville                                TN          296                       Embassy Suites
Nashville (Opryland/Airport)             TN          382                       Holiday Inn Select
Addison (North Dallas)                   TX          429                       Crowne Plaza
Amarillo (I-40) (b)                      TX          248                       Holiday Inn
Austin (Airport-North)                   TX          260               50%     Embassy Suites
Austin (Downtown)                        TX          189               90%     Doubletree Guest Suites
Austin (Town Lake)                       TX          320                       Holiday Inn
Beaumont (Midtown I-10) (b)              TX          190                       Holiday Inn
Corpus Christi                           TX          150                       Embassy Suites
Dallas (Alpha Road)                      TX          114                       Staybridge Suites
Dallas (Campbell Centre)                 TX          300               90%     Doubletree
Dallas (DFW Airport-North - Irving)      TX          506                       Harvey Hotel
Dallas (DFW Airport-North - Irving)      TX          164                       Harvey Suites(R)
Dallas (DFW Airport-South - Irving)      TX          305                       Embassy Suites
Dallas (Downtown-West End)               TX          309                       Hampton Inn
Dallas (Love Field)                      TX          248                       Embassy Suites
Dallas (Market Center)                   TX          354                       Crowne Plaza
Dallas (Market Center)                   TX          244                       Embassy Suites
Dallas (Park Central)                    TX          295                       Crowne Plaza Suites(R)

      (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

      (b)   FelCor is actively marketing this hotel for sale.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                          STATE    ROOMS      % OWNED (a)              BRAND
                                         -------   -----     ------------      ------------------------
Dallas (Park Central)                    TX          279                       Embassy Suites
Dallas (Park Central)                    TX          438               60%     Sheraton
Dallas (Park Central)                    TX          536               60%     Westin
Dallas (Regal Row)                       TX          204               50%     Fairfield Inn
Houston (I-10 East)                      TX          160               50%     Fairfield Inn
Houston (I-10 East)                      TX           90               50%     Hampton Inn
Houston (I-10 West)                      TX          349                       Holiday Inn Select
Houston (International Airport)          TX          415                       Holiday Inn
Houston (Medical Center)                 TX          284                       Holiday Inn & Suites
Houston (Near Gateway Plaza)             TX          355                       Holiday Inn Select
Houston (Near the Galleria)              TX          209               50%     Courtyard by Marriott
Houston (Near the Galleria)              TX          107               50%     Fairfield Inn
Midland (Country Villa) (b)              TX          250                       Holiday Inn
Odessa (Centre) (b)                      TX          186                       Holiday Inn Express & Suites
Odessa (Parkway Blvd) (b)                TX          245                       Holiday Inn
Plano (b)                                TX          160                       Holiday Inn
San Antonio (Airport)                    TX          261               50%     Embassy Suites
San Antonio (Downtown)                   TX          315                       Holiday Inn
San Antonio (International Airport)      TX          397                       Holiday Inn Select
San Antonio (Northwest)                  TX          216               50%     Embassy Suites
Waco (I-35) (b)                          TX          170                       Holiday Inn
Salt Lake City (Airport)                 UT          191                       Holiday Inn
Vienna (Tysons Corner)                   VA          437               50%     Sheraton
Burlington                               VT          309                       Sheraton

Canada
Toronto (Airport)                        Ontario     445                       Holiday Inn Select
Toronto (Yorkdale)                       Ontario     370                       Holiday Inn

HOTELS INCLUDED IN
DISCONTINUED OPERATIONS

Jackson (Downtown) (c)                   MS          354                       Crowne Plaza
Houston (Medical Center) (c)             TX          293                       Crowne Plaza

      (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

      (b)   FelCor is actively marketing this hotel for sale.

      (c) This hotel met held for sale accounting requirements at December 31, 2003, and was included in discontinued operations for financial statement presentation.

UNCONSOLIDATED OPERATIONS

Hays                                     KS          117               50%     Hampton Inn
Hays                                     KS          191               50%     Holiday Inn
Salina                                   KS          192               50%     Holiday Inn
Salina (I-70)                            KS           93               50%     Holiday Inn Express & Suites
New Orleans (Chateau LeMoyne)            LA          171               50%     Holiday Inn